UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM
8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
June 21, 2023

TOUGHBUILT INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-38739	46-0820877
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

8669 Research Drive
Irvine , CA	92618
(Address of principal executive offices)	(Zip Code)

(
949
)
528-3100
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	TBLT	Nasdaq Capital Market
Series A Warrants	TBLTW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company
☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☒

Item 1.01 Entry into a Material Definitive Agreement.

The information regarding the Purchase Agreement (as defined below) set forth in Item 8.01 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01.

Item 8.01 Other Events.

On June 23, 2023, ToughBuilt Industries, Inc., a Nevada corporation (the “
Company
”), completed a public offering (the “
Offering
”) of (i)
6,089,025
shares
(the
“
Common Shares
”) of common stock, par value $0.0001 per share, of the Company (the “
Common Stock
”); (ii) 4,886,586 prefunded warrants (the “
Prefunded Warrants
”) to purchase 4,886,586 shares of Common Stock of the Company (the “
Prefunded Warrant Shares
”); and (iii) 10,975,611 Series D warrants (the “
Series D Common Warrants
”) to purchase 10,975,611 shares of Common Stock of the Company (the “
Series D Common Warrant Shares
”). The offering price of each Common Share and accompanying Series D Common Warrant was $0.41, and the offering price of each Prefunded Warrant and accompanying Class D Common Warrant was $0.4099.  The Common Shares, Prefunded Warrants, Prefunded Warrant Shares, Series D Common Warrants and Series D Common Warrant Shares are collectively referred to herein as the “
Securities
.”

Subject to certain ownership limitations described in the Series D Common Warrants, the Series D Common Warrants have an exercise price of $0.29 per share of Common Stock, are exercisable upon issuance and will expire five years from the date of issuance. The exercise price of the Series D Common Warrants is subject to adjustment for stock splits, reorganizations, recapitalizations and similar capital transactions as described in the Series D Common Warrants.

Subject to certain ownership limitations described in the Prefunded Warrants, the Prefunded Warrants are immediately exercisable and may be exercised at a nominal consideration of $0.0001 per share of Common Stock at any time until all of the Prefunded Warrants are exercised in full. A holder will not have the right to exercise any portion of the Series D Common Warrants or the Prefunded Warrants if the holder (together with its affiliates) would beneficially own in excess of 4.99% (or, at the election of the holder, 9.99%) of the number of shares of Common Stock outstanding immediately after giving effect to the exercise, as such percentage ownership is determined in accordance with the terms of the Series D Common Warrants or the Prefunded Warrants, respectively. However, upon notice from the holder to the Company, the holder may increase the beneficial ownership limitation, which may not exceed 9.99% of the number of shares of Common Stock outstanding immediately after giving effect to the exercise, as such percentage ownership is determined in accordance with the terms of the Series D Common Warrants or the Prefunded Warrants, respectively, provided that any increase in the beneficial ownership limitation will not take effect until 61 days following notice to the Company.

As compensation to H.C. Wainwright & Co., LLC as the exclusive placement agent in connection with the Offering (the “
Placement Agent
”), the Company paid the Placement Agent a cash fee of 7% of the aggregate gross proceeds raised in the Offering, plus a management fee equal to 0.5% of the gross proceeds raised in the Offering and reimbursement of certain expenses and legal fees. The Company also issued warrants to designees of the Placement Agent (the “
Placement Agent Warrants
”) to purchase up to 658,527 shares of Common Stock (the “
Placement Agent Warrant Shares
”). The Placement Agent Warrants have substantially the same terms as the Series D Common Warrants, except that the Placement Agent Warrants have an exercise price equal to $0.5125 per share, and expire on the fifth anniversary from the date of the commencement of sales in the Offering.

In connection with the Offering, the Company entered into a Securities Purchase Agreement (the “
Purchase Agreement
”) with certain institutional investors on June 21, 2023. The Purchase Agreement contained customary representations and warranties and agreements of the Company and the Purchasers and customary indemnification rights and obligations of the parties.

The Securities, the Placement Agent Warrants and Placement Agent Warrant Shares were offered pursuant to the Registration Statement on Form S-1 (File No. 333-271181), as amended, which was declared effective by the Securities and Exchange Commission on June 21, 2023.

The Company received net proceeds of approximately $3.7 million from the Offering, after deducting the estimated Offering expenses payable by the Company, including the Placement Agent fees. The Company intends to use the net proceeds from the Offering for general corporate purposes, including working capital.

Forms of the Purchase Agreement, the Series D Common Warrant, Prefunded Warrant and Placement Agent Warrant are filed as exhibits to this Current Report on Form 8-K, and are incorporated by reference herein.

On June 21, 2023, the Company issued a press release announcing the pricing of the Offering. On June 23, 2023, the Company issued a press release announcing the closing of the Offering. Copies of the press releases are furnished as Exhibit 99.1 and Exhibit 99.2, and are incorporated herein by reference.

Item 9.01 Financial Statement and Exhibits.

(d) Exhibits.

Exhibit No.	Description:	Previously Filed and Incorporated by Reference herein:	Date Filed:
4.1	Form of Series D Common Warrant	Exhibit 4.18 to Form S-1/A (File No. 333-271181)	June 16, 2023
4.2	Form of Prefunded Warrant	Exhibit 4.19 to Form S-1/A (File No. 333-271181)	June 16, 2023
4.3	Form of Placement Agent Warrant	Exhibit 4.20 to Form S-1/A (File No. 333-271181)	June 16, 2023
10.1	Form of Securities Purchase Agreement	Exhibit 10.22 to Form S-1/A (File No. 333-271181)	June 16, 2023
99.1	Press Release, dated June 21, 2023, announcing pricing of the Offering
99.2	Press Release, dated June 23, 2023, announcing closing of the Offering

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOUGHBUILT INDUSTRIES, INC.

Date: June 26, 2023	By:	/s/ Martin Galstyan
	Name:	Martin Galstyan
	Title:	Chief Financial Officer